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                                                                   Exhibit 10.16

                              Manulife Financial

                      MULTI-TENANT INDUSTRIAL LEASE-GROSS

1.    Basis Provisions ("Basic Provisions").

      1.1    Parties    This Lease ("Lease"), dated for reference purposes
  October 29, 1999    , is made and between    THE MANUFACTURERS LIFE INSURANCE
----------------------                       -----------------------------------
 COMPANY (U.S.A.) ("Lessor"), and      CARBITE, INC. a California Corporation
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("Lessee"), (collectively the "Parties," or individually a "Party").


      1.2(a) Premises: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 9985 Huennekens Street, located in the
                                        ----------------------
City of  San Diego, County of   San Diego  State of California, with zip code
       ------------           ------------          ----------
   92121 as outlined on Exhibit A attached hereto ("Premises"). The "Building"
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is that certain building containing the Premises and generally described as
(describe briefly the nature of the building): An industrial building located
                                               ------------------------------
within the Lessor's Property known as 9985 Huennekens Street. The Premises being
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the entire building with an area deemed to be 26,214 Square Feet.
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In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center." (Also see Paragraph 2.)

1.2(b) Parking:  Lessee's Share  of unreserved vehicle parking spaces
               -----------------
("Unreserved Parking Spaces"). and   no   reserved vehicle parking spaces
                                   -------
("Reserved Parking Spaces") (Also see Paragraph 2)

      1.3  Term: Four (4)  years and Zero months ("Original Term") commencing
                 ---------           ----
February 1, 2000 ("Commencement Date") and ending   January 31, 2004
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("Expiration Date"). (Also see Paragraph 3.)

      1.4    Early Possession: See Addendum, Paragraph 56  ("Early Possession
                              -----------------------------
Date"). (Also see Paragraphs 3.2 and 3.3.)

      1.5    Base Rent: $20,185.00 per month ("Base Rent"), payable on the
                        ----------
first (1st) day of each month commencing: February 1, 2000 (Also see Paragraph
----- -----                               ----------------
4.)
[ X ] If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum Paragraph 49 , attached hereto.
                      -------------
      1.6(a) Base Rent Paid Upon Execution: $20,185.00 as Base Rent for the
                                            ----------
period February 1, 2000 through February 29, 2000.
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      1.6(b)    Lessee's Share of Common Area Operating Expenses: one hundred
                                                                ------------
decimal zero percent (100.0%) ("Lessee's Share") as determined by [ X ] prorata
--------------------
square footage of the Premises as compared to the total square footage of the Industrial Center.

      1.7    Security Deposit: $20,185.00 ("Security Deposit") and shall
                               ----------
increase annually to match the monthly Base Rent increase Schedule per Paragraph 49 hereof, payable on each anniversary of the Commencement Date. (Also see Paragraph 5.)

      1.8    Permitted Use: Offices and warehouse for a company that designs
                            ------------------------------------------------
and manufactures golfing equipment and for no other purposes whatsoever without
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obtaining the prior written consent from the Lessor.
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      1.9    Insuring Party. Lessor is the "Insuring Party." (Also see Paragraph
8.)

      1.10(a)Real Estate Brokers. The Following real estate broker(s) (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

[ X ] CB Richard Ellis, Inc.        .      represents Lessor exclusively ("Lessor's Broker");
      -------------------------------
[ X ] AWS Commercial Real Estate    .      represents Lessee exclusively ("Lessee's Broker"); or
      -------------------------------
[ ]   None                          .      represents both Lessor and Lessee ("Dual Agency"). (Also see Paragraph 15.)
      -------------------------------

      1.10(b) Payment to Brokers. Upon the execution of this Lease by both Parties and upon the Commencement Date, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s). Lessee hereby agrees and understands that said fee is a cost associated with Lessee leasing the Premises and Lessor shall recover such cost over the Term of the Lease as a portion of the Rent. Lessee shall reimburse the Lessor for any unamortized costs of said fee in the event of any default by the Lessee including but not limited to Lessee's failure to pay Rent.

      1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by CARBITE GOLF, INC., a Company incorporated under the laws of
                 ------------------------------------------------------------
British Columbia, Canada ("Guarantor"). (Also see Paragraph 37.)
----------------

      1.12 Addenda and Exhibits. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 54 and Exhibits A Through D all of which
                         --         --              -         -
constitute a part of this Lease.

2.    Premises, Parking and Common Areas.

      2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

      2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

      2.3 Compliance with Covenants, Restrictions and Building Code. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

      2.4 Acceptance of Premises. As of the Commencement Date, Lessee hereby acknowledges: (a) that it has been advised to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "Applicable Laws") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

      2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

      2.6 Vehicle Parking. Lessee shall be entitled to use the number of Unreserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9, and Exhibit "D")

          (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers,


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customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

          (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

          (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

     2.7 Common Areas -- Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

     2.8 Common Areas -- Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.9 Common Areas -- Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

     2.10 Common Areas -- Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

          (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

          (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

          (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

          (d)  To add additional buildings and improvements to the Common Areas;

          (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

          (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgement, deem to be appropriate.

3.   Term

     3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 Early Possession. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     3.3 Delay in Possession. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said sixty (60) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.   Rent

     4.1 Base Rent. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

     4.2 Common Area Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of increases above Base Year 2000 of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

          (a) "Common Area Operating Expenses" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the Industrial Center, including, but not limited to, the following:

               (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                      (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                      (bb) Exterior signs and any tenant directories.

                      (cc) Fire detection and sprinkler systems.

               (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

               (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

               (iv)   Reserves set aside for maintenance and repair of Common
Areas.

               (v) Any increase above the Base Real Property Taxes (as defined in Paragraph 10.2(b)) for the Building and the Common Areas.

               (vi)   Any "Insurance Cost Increase" (as defined in Paragraph
8.1).

               (vii) The cost of insurance carried by Lessor with respect to the Common Areas.

               (viii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

               (ix) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

          (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

          (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

          (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the


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amount of such overpayment against Lessee's Share of Common Area Operating
Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten
(10) days after delivery by Lessor to Lessee of said statement.

5. Security Deposit. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense (including, but not limited to the cleaning and/or restoration of the Premises after Lessee vacates), loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in Paragraph 1.5. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.   Use

     6.1  Permitted Use.

          (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

          (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use. Lessor's concerns regarding the impact on parking or other tenant's enjoyment of the Industrial Center due to the proposed modification of said Permitted Use shall be reasonable grounds for Lessor's denial of said change.

     6.2  Hazardous Substances.

          (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use in not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

          (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to, all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

          (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 Lessee's Compliance with Requirements. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor and shall immediately upon receipt notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

     6.4 Inspection; Compliance with Law. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.   Maintenance, Repairs, Utility Installations, Trade Fixtures and
     Alterations.

     7.1  Lessee's Obligations.

          (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph
7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform

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good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

          (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation (herein called "HVAC") system for the Premises. Such contract shall include a minimum three (3) month maintenance schedule for each HVAC unit associated with the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

          (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2 below.

     7.2 Lessor's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment (outside of the Premises), fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

     7.3  Utility Installations, Trade Fixtures, Alterations.

          (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease or as extended does not exceed $5,000.00.

          (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $5,000.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

          (c) Lien Protection. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgement that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor, in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4  Ownership, Removal, Surrender, and Restoration.

          (a) Ownership. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

          (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

          (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.   Insurance; Indemnity.

     8.1  Payment of Premium Increases.

          (a) As used herein, the term "Insurance Cost Increase" is defined as any increase in the actual cost of the insurance applicable to the Building and required to be carried by Lessor pursuant to Paragraphs 8.2(b),8.3(a) and 8.3(b), ("Required Insurance"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis. "Insurance Cost Increase" shall include, but not be limited to, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, and/or a general premium rate increase. The term "Insurance Cost Increase" shall not, however, include any premium increases resulting from the nature of the occupancy of any other lessee of the Building. If the parties insert a dollar amount in Paragraph 1.9, such amount shall be considered the "Base Premium". If a dollar amount has not been inserted in Paragraph 1.9 and if the Building has been previously occupied during the twelve (12) month period immediately preceding the Commencement Date, the "Base Premium" shall be the annual premium applicable to such twelve (12) month period. If the Building was not fully occupied during such twelve (12) month period, the "Base Premium" shall be the lowest annual premium reasonably obtainable for the Required Insurance as of the Commencement Date, assuming the most nominal use possible of the Building. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $2,000,000 procured under Paragraph 8.2(b).

          (b) Lessee shall pay any Insurance Cost Increase to Lessor pursuant to Paragraph 4.2. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

     8.2  Liability Insurance.

          (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as a "Insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)        Initials:   RB
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          (b)  Carried by Lessor. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3  Property Insurance-Building, Improvements and Rental Value.

          (a) Building and Improvements. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, except with regard to earthquake and/or flood where insurance may be for a lesser amount, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by Lender or included in the Base Premium), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

          (b) Rental Value. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of an co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

          (c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

          (d) Lessee's Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

     8.4 Lessee's Property Insurance. Subject to the requirements of paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

     8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the commencement Date, certified copies of, or certificates evidencing the existence and amounts, of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

     8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 Indemnity. Except for Lessor's gross negligence and willful misconduct, and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners ad Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, and act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding be brought therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need no have first paid any such claim in order to be so indemnified.

     8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results form fire, steam, electricity, gas, water or rain (Lessor to provide a roof inspection report prior to he Commencement Date), or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising form any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   Damage or Destruction.

     9.1  Definitions.

          (a) "Premises Partial Damage" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

          (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any Lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

          (c) "Insured Loss" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

          (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction fro depreciation.

          (e) "Hazardous Substance Condition" shall mean the occurrence of discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 Premises Partial Damage-Insured Loss. If Premises Partial Damage that is an Insured Loss occurs, than Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof,, within the (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease


THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)       Initials:   RB
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shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty
(60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3 Partial Damage--Uninsured Loss. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 Total Destruction. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee.

     9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

     9.6    Abatement of Rent; Lessee's Remedies.

            (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder, for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

            (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph
9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

     9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice the Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.8 Termination--Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 Waiver of Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.  Real Property Taxes.

     10.1 Payment of Taxes. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2(a), applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any increases in such amounts over the Base Real Property Taxes shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

     10.2   Real Property Tax Definitions.

            (a) As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. Notwithstanding the foregoing, it is agreed and understood during the initial Term certain of the Lease, the Lessee shall not be required to pay any increases in the Real Property Taxes incurred due to a sale of the Industrial Center, this protection against any Real Property Tax increase shall not be applicable for any renewal or extension of Term.

            (b) As used herein, the term "Base Real Property Taxes" shall be the amount of Real Property Taxes, which are assessed against the Premises, Building or Common Areas in the calendar year during which the Lease commences. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

     10.3 Additional Improvements. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

     10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive

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       10.5 Lessee's Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d). Lessee shall be solely responsible for all trash/refuse/debris removal from the premises including procuring a contract with a disposal company for a dumpster/bin rental. Lessee agrees to keep the area around said dumpster/bin clean and free of debris at all times. Lessee is responsible for dumpster/bin placement and safety concerns so associated, including, but not limited to locking wheels, locking the lid(s), however, Lessee shall obtain Lessor's approval for said dumpster/bin location, which Lessor may change from time to time. Lessee shall be responsible for the removal of all contents placed in the dumpster/bin, including, but not limited to hazardous materials.

12. Assignment and Subletting.

       12.1 Lessor's Consent Required.

            (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

            (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

            (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably without its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

            (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("Lessor's Notice"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

            (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

       12.2 Terms and Conditions Applicable to Assignment and Subletting.

            (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

            (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

            (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

            (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

            (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including, but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

            (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

            (g) The occurrence of a transaction described in Paragraph 12.2(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased by an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the Security Deposit increase a condition to Lessor's consent to such transaction.

            (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

       12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lease of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

            (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

            (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

            (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.


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          (d)  No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.  Default; Breach; Remedies.

     13.1 Default; Breach. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraph 13.2 and/or 13.3:

          (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

          (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

          (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37,
(v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b), (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

          (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

     13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited, to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

          (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 Inducement Recapture in Event of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to,

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processing and accounting charges, and late charges which may be imposed upon
Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, upon the third (3/rd/) occurrence of any rent or sum so past due, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced with such thirty (30) day period and thereafter diligently pursued to completion.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severence damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.  Brokers' Fees.

     15.1 Procuring Cause. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

     15.2 Additional Terms. For the purposes of this Lease, any fee paid by Lessor to the procuring Broker(s) shall hereby be referred to as "commission." Commission is payable only on the Base Rent, paragraph(s) 1.5 and any amending paragraph related to Base Rent, if included hereto, for the Term certain of the Lease or payable per other terms separately agreed to by Lessor and Broker(s). Commission shall be paid upon the Commencement Date set out in the Lease provided that the Lessee is in occupancy on said date and the first payment of Rent due by the Lessee has been received by the Lessor. Commission is not payable on: Options of any kind; Rights of First Refusal; Expansion space; Parking or storage space; Escalation's of Additional Rent (Lessee contributions towards taxes, insurance, energy or other such Common Area Operating Costs) above a Base Year figure; Tenant Improvement Allowances above building standards (whether lump-sum or amortized); Free Rent periods. Lessee hereby agrees and understands that Lessor shall not be required to pay commission to any Broker(s) for any renewal or extension of Term, nor for any expansion or relocation of Lessee's Premises. If Lessee procures the services of Brokers(s) for said renewal, extension, expansion or relocation, Lessee shall be solely responsible for any commission as agreed to be paid in a separate agreement between Lessee and Broker(s).

     15.3 Assumption of Obligations. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph
15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

     15.4 Representations and Warranties. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.  Tenancy and Financial Statements.

     16.1 Tenancy Statement. Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association or Lessor's standard Estoppel Agreement at the time, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 Financial Statement. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. The obligations of Lessor, and Lessor's directors, officers, shareholders, partners (either general or limited), members, employees, agents and representatives, under the Lease do not constitute personal obligations. Lessee, and Lessee's successors and assigns, hereby agree not to seek any recourse against Lessor and Lessor's directors, officers, shareholders, partners (either general or limited), members, employees, agents and representatives for the satisfaction of any actual or alleged liability of Lessor to Lessee under the Lease, but Lessee shall look only to Lessor's interest in the Premises for the satisfaction of any liability of Lessor to Lessee under the Lease. Notwithstanding any other provision of this Lease, it is expressly understood and agreed that the total liability of the Lessor arising out of or in connection with this Lease, the relationship of the Lessor and the Lessee hereunder and/or the Lessee's use of the Leased Premises, shall be limited to the estate of the Lessor in the Property. No other property or asset of the Lessor or any partner or owner of the Lessor shall be subject to levy, execution, or other enforcement proceedings or other judicial process for the satisfaction of any judgment or any other right or remedy of the Lessee arising out of or in connection with this Lease, the relationship of the Lessor and the Lessee hereunder and/or the Lessee's use of the Leased Premises.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the sate in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or Other Agreements. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessee represents and warrants to the Lessor that it has made, and is relying solely upon, its own investigation as to the nature, quality and character of the Premises.

23.  Notices.

     23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may be written notice to the


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other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Express Mail or overnight courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provison hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto. It is expressly agreed and understood that Lessee hereby grants the Lessor power of attorney or other such representation solely for the purpose of Lessor removing such recordation if Lessee fails to remove said recordation at the expiry or earlier termination of this Lease.

26. No Right to Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the state in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  Subordination; Attornment; Non-Disturbance.

     30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

     30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorneys' Fees. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria (see Exhibit "B" attached hereto) established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.  Consents.

          (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including, but not limited to, consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent, be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

          (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein

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any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.  Guarantor.

     37.1 Form of Guaranty. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association or the Lessor's standard Guaranty Form, and each such Guarantor shall have the same obligations as Lessee under this lease, including but not limited to, the obligation to provide the Tenancy Statement and information required in Paragraph 16.

     37.2 Additional Obligations of Guarantor. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.  Options.

     39.1 Definition. As used in this Lease, the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     39.2 Options Personal to Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

     39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4 Effect of Default on Options.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three
(3) or more notices of separate Defaults under Paragraph 13.1 during the twelve
(12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or
(iii) if Lessee commits a Breach of this Lease.

40. Rules and Regulations. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees. See Exhibit "D" attached hereto.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

ADDENDUM TO LEASE:

49. BASE RENT INCREASE SCHEDULE is attached hereto and is made a part of this Lease.

50.  ADA REQUIREMENTS is attached hereto and is made a part of this Lease.

51. ACKNOWLEDGEMENT BY LESSEE is attached hereto and is made a part of this Lease.

52. FIRE/LIFE SAFETY EQUIPMENT is attached hereto and is made a part of this Lease.

53.  NOISE AND DISTURBANCES is attached hereto and is made a part of this Lease.

54.  EARLY POSSESSION is attached hereto and is made a part of this Lease.

- Exhibits: A, B, C, & D are attached hereto and are made a part of this Lease.

- Preliminary Space Plans, by Lund Vandruff, Inc., dated, October 20, 1999 with attached modification drawings by Carbite Golf are attached hereto and made a part of this Lease.


THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)           Initials:   RB
                                                                       ----
FORM RE-SD Multi-Ind. Gross (10/99)                                     BP
                                                                       ----

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

          IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

   Executed at: San Diego, California                       Executed at: San Diego, Calif
                ------------------------------------                     ---------------------------------------


   on:       November 1, 1999                               on:         Nov 1, 1999
       ---------------------------------------------            ------------------------------------------------

By LESSOR:                                                    By LESSEE:

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)              CARBITE INC. a California Corporation
----------------------------------------------------        -----------------------------------------------------

____________________________________________________        _____________________________________________________


By:           Bruce R. Pearson                               By: x         Michael Spacciapolli
    ------------------------------------------------             ------------------------------------------------

Name Printed: Bruce R. Pearson                               Name Printed: Michael Spacciapolli
             ---------------------------------------                       --------------------------------------
Title:        Real Estate Director                           Title:        President
       ---------------------------------------------                ---------------------------------------------

By: ________________________________________________         By: x         Randie Burrell
                                                                 ------------------------------------------------
Name Printed: ______________________________________         Name Printed: Randie Burrell
                                                                           --------------------------------------
Title: _____________________________________________         Title:        Vice President
                                                                    ---------------------------------------------

Address:  7510 Clairemont Mesa Blvd., Suite 211              Address:  6330 Nancy Ridge Dr., Suite 107
         -------------------------------------------                  -------------------------------------------
          San Diego, CA 92111-1539                                     San Diego, CA 92121
----------------------------------------------------        -----------------------------------------------------


Telephone (858)  292-1667                                    Telephone: (619)  625-0065
                 -----------------------------------                    -----------------------------------------

Facsimile (858)  292-0504                                    Telephone: (619)  625-0752
                 -----------------------------------                    -----------------------------------------

                                    CHECKED
                                      MS
                                   --------
                                   VERIFIED
                                      BP
                                  ---------

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)         Initials:  MS
                                                                    ----
Form RE-SD Multi-Ind. Gross (10/99)                                  BP
                                                                    ----

ADDENDUM TO THE LEASE BETWEEN THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) AND
CARBITE GOLF, INC., a Company incorporated under the laws of British Columbia, Canada

49.  BASE RENT INCREASE SCHEDULE:

     . Commencing on the 1/st/ day of February, 2001 and continuing until the 31/st/ day of January, 2002, the Base Rent shall be adjusted to $20,992.00 per month.

     . Commencing on the 1/st/ day of February, 2002 and continuing until the 31/st/ of January, 2003, the Base Rent shall be adjusted to $21,830.00 per month.

     . Commencing on the 1/st/ day of February, 2003 and continuing until the 31/st/ day of January, 2004, the Base Rent shall be adjusted to $22,705.00 per month.

50. ADA REQUIREMENTS. Any tenant improvement work performed to ensure the Premises meet the Americans with Disabilities ACT (ADA) requirements or any other regulatory requirements shall be incorporated in the Tenant Improvements (up to the maximum of the Tenant Improvement costs provided by the Lessor described in Exhibit "C"). Any subsequent work required to conform to ADA or other regulatory requirements due to the Lessee's use of the Premises shall be performed by the Lessee at the Lessee's sole cost.

51. ACKNOWLEDGMENT BY LESSEE. The Lessee hereby agrees and understands that it is leasing premises within an industrial building and is fully aware and accepts the potential noise, vibrations, odors and other such occurrences that are associated with leasing in such an environment, either due to existing tenancies or potential future tenancies within the Building and the Industrial Center.

52. FIRE/LIFE SAFETY EQUIPMENT. The Lessee agrees and understands that it shall be responsible for the maintenance and all costs associated with any and all fire and life safety equipment utilized within the Premises, including but not limited to any fire sprinkler system installed in the Premises. Evidence of a service contract for such sprinkler system shall be provided to Lessor by Lessee. In the event Lessee does not obtain such a service contract, Lessee, upon Lessor's request, agrees to pay Lessor as additional Rent the cost of a maintenance contract for the sprinkler equipment. Said additional Rent shall be paid monthly along with the Rent stipulated in Paragraph 4 of this Lease. The additional Rent may be adjusted from time-to-time to reflect any changes in the prevailing cost of such service.

53.  NOISE AND DISTURBANCES.

          (a) The Lessee shall ensure that its employees, agents, contractors, customers, clients and/or invitees (collectively herein called "Lessee/Associates") do not disturb other tenant's or person's enjoyment of their premises or the Property. Examples of "disturbances" shall include but are not limited to: loitering or congregating about the Premises and parking area for purposes not benefiting the use of the Premises or other's use of the Property; making noise in, on or about the Premises or Property that bother others; swearing or intimidating others; disturbances may be any events that elicit complaints by other tenants, neighbors and police visits to the property in response to complaints. In the event that the Lessor determines at its sole reasonable discretion that the Lessee/Associates are disturbing the enjoyment of the Property for others, then Lessee shall take immediate corrective action upon notification by Lessor. In addition, the Lessor shall have the option to take such action as Lessor deems necessary to ensure compliance with this paragraph and any costs associated with the Lessor's action shall be reimbursed by the Lessee to the Lessor upon demand. The Lessor may hire a security firm or take whatever other measures it deems necessary to enforce this agreement at Lessee's cost.

          (b) Any failure of the Lessee or Lessee/Associates to comply with this paragraph, after Lessor provides two (2) notices to Lessee, then at the election of the Lessor, any subsequent notice shall constitute a default under this Lease. In which case, in addition to the Lessor's other remedies the Lessor shall have the right to terminate this Lease and the Lessee shall cease its use of the Premises, vacate the Premises, reimburse the Lessor for all unamortized Tenant Improvement Costs, Commission Costs and other amounts due to the Lessor under the Lease. The Lessor shall have free and clear right to enter into and lease the Premises if the Lessee is so in default.

54. EARLY POSSESSION. The Lessee may occupy the Premises early, (herein called "Early Possession"). The Early Possession period shall commence upon the Lessor completing its work per Exhibit "C", Alterations, attached hereto. It is a condition that the Lessee shall comply with the insurance clause per Paragraph 8 of the Lease and shall provide proof of such insurance to the Lessor prior to taking possession of the Premises. The Early Possession period is for the purpose of allowing the Lessee to move in furniture and prepare the Premises for its use and shall be free of Rent. However, if the Lessee commences to use the Premises for its proposed use prior to the Commencement Date, then Rent shall be paid on a prorata basis during such period of use. The Lessee shall transfer the electrical utility into its responsibility prior to taking Early Possession of the Premises.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)          Initials:   RB
                                                                     ------
Form RE-SD Multi-Ind. Gross (10/99)                                    BP
                                                                     ------

                                  EXHIBIT "A"

                                   PREMISES

Legal Description:
-----------------
Parcel 1 of Parcel Map No. 15181, in the City of San Diego, County of San Diego, State of California, filed in the County Recorder of San Diego County, March 24, 1988.

Building (Premises):
-------------------
An industrial building constructed and located at 9985 Huennekens Street, in the City of San Diego, in the County of San Diego with a zip code of 92121, on the Parcel so described above and, for illustrative purposes only, having a structural configuration as shown below.



                           [FLOOR PLAN APPEARS HERE]


                            9985 Huennekens Street

                                  Exhibit "A"

                                  Page 1 of 1


                                                                    Initial
                                                               -----------------
                                                               Lessor     Lessee

                                                                 BP         RB

                                  EXHIBIT "B"

                                Sign Standards
                                --------------

1.   SIGN CRITERIA
     -------------

     This criterion has been established for the purpose of maintaining overall appearance of the Industrial Center. The Lessor reserves the right to strictly enforce conformance. Any sign installed without approval of the Lessor shall be removed at Lessee's cost. Lessee's failure to comply with these standards may constitute a breach of the Lease.

     A.   General Requirements:
          --------------------

          1. Lessee shall submit a sketch of its proposed sign to the Lessor for approval.

          2. If a standardized sign blank is required per the Industrial Center's Codes Covenants and Restrictions ("CC&R's") or per the Lessor's standards for the park, such sign blank shall be furnished and installed by Lessor and Lessor shall be reimbursed by Lessee for such costs. Lessee shall pay all costs related to the cost of painting its approved sign or sign blank). Lessee shall, at its sole cost, maintain all signs in good condition at all times during the term of the lease and shall remove all signs at the Expiration Date or early termination of this Lease. Included in Lessee's costs shall be the restoration of the Building to Lessor's standards due to any damage or defacement caused by the installation, maintenance or removal of said signs.

          3. Lessee shall be responsible for the fulfillment of all requirements of this criterion.

     B.   General Specifications:
          ----------------------

          1. No electrical or audible signs will be permitted without Lessor's specific written approval.

          2. The sign's dimensions and color shall be per the CC&R's or Lessor's criteria.

          3. An accurate rendering of all proposed signs (including any window signage) must be submitted to and approved by Lessor in writing before installation. The rendering must provide complete data concerning the size, color, letter style, material and such other information as may be required by the Lessor. Sign copy shall be limited to the Lessee's company name only, unless otherwise approved by the Lessor.

          4. Any sign insert must have a size, shape, composition, design provided.

          5. Placement of the sign and method of attachment to the building will be directed by the Lessor.

          6. Any sign board provided by the Lessor as part of the support structure or backing for a sign blank shall not be removed from the building. The Lessee shall remove its sign blank when the premises are vacated at the end of the lease term or earlier termination thereof.

          7. The rear door of the premises may be identified by Lessee with three inch (3") high black, block type letters identifying the Lessee's business name. The name is to be centered six inches (6") above the door.

          8. Except as provided herein, no advertising, placards, banners, pennants, names, insignia, trademarks, or other descriptive material shall be affixed or maintained upon the glass panes or the exterior walls of the building, landscaped areas, streets, or parking areas.

          9. Lessee's sign must be removed at the end of the Term and Lessee shall pay for any damage to the building caused by the sign's installation or removal. Lessee shall not install, erect or place on or about the property any sign, banner, clapboard or any other marketing material other than that approved by the Lessor. Lessor shall have the right to remove any such marketing material at its sole discretion and deduct the cost for such removal from the Lessee's Security Deposit. In the event the cost for removal of non-approved marketing material exceeds the amount of the Security Deposit the Lessee shall reimburse the Lessor for the removal costs immediately upon receipt of the Lessor's invoice. Lessor may dispose of any non-approved marketing material or signs as Lessor chooses.


                                                                    Initial
                                                              ------------------
                                                                Lessor   Lessee

                                                                  BP       RB

                                  Exhibit "B"

                                  EXHIBIT "C"

                      ALTERATIONS/LEASEHOLD IMPROVEMENTS

Definition of Leasehold Improvements

     1. For purposes of this Lease, the term "Leasehold Improvements" includes, without limitation, all fixtures, improvements, installations, Alterations and additions from time to time made, erected or installed by or on behalf of the Lessee, or any previous occupant of the Leased Premises, in the Leased Premises and by or on behalf of other tenants in other premises in the Building (including the Lessor if an occupant of the Building), including all partitions, doors and hardware however affixed, and whether or not movable, all mechanical, electrical and utility installations and all carpeting and window coverings with the exception only of furniture and equipment not of the nature of fixtures.

Installation of Improvements and Fixtures

     2. The Lessor shall include in the Leased Premises the "Lessor's Work" (as hereinafter defined). The Lessee shall not make, erect, install or alter any Leasehold Improvements in the Leased Premises without having requested and obtained the Lessor's prior written approval. The Lessor's approval shall not, if given, under any circumstances be construed as a consent to the Lessor having its estate charged with the cost of work. The Lessor shall not unreasonably withhold its approval to any such request, but failure to comply with the Lessor's reasonable requirements from time to time for the Building shall be considered sufficient reason for refusal. In making, erecting, installing or altering any Leasehold Improvements the Lessee shall not, without the prior written approval of the Lessor, alter or interfere with any installations which have been made by the Lessor or others and in no event shall alter or interfere with window coverings (if any) or other light control devices (if any) installed in the Building. The Lessee's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and, where considered appropriate by the Lessor, working drawings and specifications thereof. If the Lessee requires from the Lessor drawings or specifications of the Building in connection with the Leasehold Improvements, the Lessee shall pay the cost thereof to the Lessor on demand. Any reasonable costs and expenses incurred by the Lessor in connection with the Lessee's Leasehold Improvements shall be paid by the Lessee to the Lessor on demand. All work to be performed in the Leased Premises shall be performed by competent and adequately insured contractors and sub-contractors of whom the Lessor shall have approved in writing prior to commencement of any work, such approval not to be unreasonably withheld (except that the Lessor may require that the Lessor's contractors and sub-contractors be engaged for any mechanical or electrical work). All such work including the delivery, storage and removal of materials shall be subject to the reasonable supervision of the Lessor, shall be performed in accordance with any reasonable conditions or regulations imposed by the Lessor including, without limitation, payment on demand of a reasonable fee of the Lessor for such supervision, and shall be completed in good and workmanlike manner in accordance with the description of the work approved by the Lessor and in accordance with all laws, regulations and by-laws of all regulatory authorities. Copies of required building permits or authorizations shall be obtained by the Lessee at its expense and copies thereof shall be provided to the Lessor. If the Lessee undertakes Leasehold Improvements, upon completion of such Leasehold Improvements the Lessee shall supply to the Lessor complete "As-Built" drawings representing Leasehold Improvements installed and, if applicable, an engineer approved air balance report. No locks shall be installed on the entrance doors or in any doors in the Leased Premises that are not keyed to the Building master key system.

Liens and Encumbrances on Improvements and Fixtures

     3. In connection with the making, erection, installation or alteration of Leasehold Improvements and all other work or installations made by or for the Lessee in the Leased Premises the Lessee shall comply with all the provisions of the construction lien and other similar statutes from time to time applicable thereto (including any proviso requiring or enabling the retention by way of holdback of portions of any sums payable) and, except as to any such holdback, shall promptly pay all accounts relating thereto. The Lessee will not create any mortgage, conditional sale agreement or other encumbrance in respect of its Leasehold Improvements or, without the written consent of the Lessor, with respect to its trade fixtures nor shall the Lessee take any action as a consequence of which any such mortgage, conditional sale agreement or other encumbrance would attach to the Property or any part thereof. If and whenever any construction or other lien for work, labor, services or materials supplied to or for the Lessee or for the cost of which the Lessee may be in any way liable or claims therefor shall arise or be filed or any such mortgage, conditional sale agreement or other encumbrance shall attach, the Lessee shall within twenty
     (20) days after submission by the Lessor of notice thereof procure the discharge thereof, including any certificate of action registered in respect of any lien, by payment or giving security or in such other manner as may be required or permitted by law, and failing which the Lessor may avail itself of any of its remedies hereunder for default of the Lessee and may make any payments or take any steps or proceedings required to procure the discharge of any such liens or encumbrances, and shall be entitled to be repaid by the Lessee on demand for any such payments and to be paid on demand by the Lessee for all costs and expenses in connection with steps or proceedings taken by the Lessor and the Lessor's right to reimbursement and to payment shall not be affected or impaired if the Lessee shall then or subsequently establish or claim that any lien or encumbrances so discharged was without merit or excessive or subject to any abatement, set-off or defense. The Lessee agrees to indemnify the Lessor from all claims, costs and expenses which may be incurred by the Lessor in any proceedings brought by any person against the Lessor alone or with another or others for or in respect of work, labor, services or materials supplied to or for the Lessee.

Removal of Improvements and Fixtures

     4. All Leasehold Improvements in or upon the Leased Premises shall immediately upon their placement be and become the Lessor's property without compensation therefor to the Lessee. Except to the extent otherwise expressly agreed by the Lessor in

                                                               Initial
                                                           ---------------
                                                           Lessor   Lessee

                                                             BP       RB

                                  EXHIBIT "C"
     writing, no Leasehold Improvements, furniture or equipment shall be removed by the Lessee from the Leased Premises either during or at the expiration or sooner termination of the Term except that:

     a) the Lessee shall, prior to the end of the Term, remove such of the Leasehold Improvements and trade fixtures in the Leased Premises as the Lessor shall require to be removed; and

     b) the Lessee may, at the times appointed by the Lessor and subject to availability of elevators (if installed in the Building), remove its furniture and equipment at the end of the Term, and also during the Term in the usual and normal course of its business where such furniture or equipment has become excess for the Lessee's purposes or the Lessee is substituting therefor new furniture and equipment.

     The Lessee shall, in the case of every removal, make good at the expense of the Lessee any damage caused to the Property by the installation and removal. In the event of the Non-removal by the end of the Term, or sooner termination of this Lease, of such trade fixtures or Leasehold Improvements required by the Lessor of the Lessee to be removed, the Lessor shall have the option, in addition to its other remedies under this Lease to declare to the Lessee that such trade fixtures are the property of the Lessor and the Lessor upon such a declaration may dispose of such trade fixtures and retain any proceeds of disposition as security for the obligations of the Lessee to the Lessor and the Lessee shall be liable to the Lessor for any expenses incurred by the Lessor.

5.   For the purpose of this Lease:

     (a) The term "Lessor's Work" shall mean all work required to be done, if any, to complete the Leased Premises for occupancy by the Lessee, excluding the Lessee's Work.

     (b) The term "Lessee's Work" shall mean that, prior to or concurrent with the Commencement Date of the Term and in accordance with this Exhibit "C",
                                                              -----------
Lessor will complete, subject to the "Tenant Improvement Allowance" (as hereinafter defined) and except as otherwise provided herein, certain initial improvements in the Leased Premises, which shall be a part of the Leasehold Improvements, and shall be designed, constructed and completed by Lessor pursuant to the "Space Plan" (as hereinafter defined) and in accordance with the following:

          (i) Lessor will deliver to Lessee a space plan dated October 20, 1999 from Lund Vandruff, Inc. as Project/Job No. 3616.1 (the "Space Plan"),
          -------------------                    ------
which shows the basic configuration of the Lessee's Work in the Leased Premises, and which Space Plan will be reviewed and approved by both Lessor and Lessee concurrent with their execution of this Lease. Based upon the Space Plan, Lessor shall cause Lessor's architect to prepare and deliver to Lessee the final working drawings and specifications for the Lessee's Work, which shall include telephone, electrical plumbing and air-conditioning specifications, and all floor coverings, wall coverings, window coverings, paint, cabinetry and sprinkler layouts, if any (the "Final Plans"). Within five (5) business days after Lessee and Lessee's architect receive the Final Plans from Lessor, Lessee and/or Lessee's architect shall either approve or disapprove the Final Plans, in writing, delivered to Lessor, noting with reasonable particularity any changes or corrections therein. If Lessee makes any changes or corrections to the Final Plans, Lessor's architect shall resubmit the revised Final Plans to Lessee and Lessee's architect within three (3) business days after receipt by Lessor of Lessee's changes or corrections and, thereafter, Lessee and/or Lessee's architect shall either approve or disapprove the revised Final Plans within three (3) business days after Lessee and Lessee's architect receive same, in writing, delivered to Lessor and noting with reasonable particularity any further change or corrections by Lessee therein. All costs to Lessor, including Lessor's architects and engineers, in preparing and revising the Space Plan and the Final Plans up to a maximum of Three Thousand and no/100 Dollars ($3,000.00) shall be deducted from the Tenant Improvement Allowance, and Lessee shall be solely responsible for all costs of Lessee, and Lessee's architects, engineers and/or consultants, in reviewing and approving the Space Plan and the Final Plans (which costs will not be a part of the Tenant Improvement Allowance).
                        ---

          (ii) Following Lessee's approval of the Final Plans, Lessor shall contract with a general contractor to construct and complete the Lessee's Work in the Leased Premises. Lessor's general contractor will be selected by a bidding procedure, whereby Lessor will designate two (2) Lessor-approved general contractors, along with one (1) additional general contractor to be selected by Lessee (subject to Lessor's reasonable approval). Lessor will then accept bids for the construction and completion of the Lessee's Work from these general contractors, and Lessor will select the general contractor with the lowest, reasonable cost proposal for the Lessee's Work, on an open, fixed-price basis (with notice of Lessor's selection, and copies of the various cost proposals, delivered by Lessor to Lessee), which cost proposals, shall (A) include, as nearly as possible, all work costs to be incurred in connection with the construction of the Lessee's Work, (B) contain a bid analysis spreadsheet, which spreadsheet shall document adjustments made to compensate for any inconsistent assumptions made in such contractor's bid, and (C) a schedule of the critical path construction schedule to complete the Lessee's Work. After Lessor's selection of the general contractor, Lessor will enter into a construction contract with such general contractor for the Lessee's Work, and thereafter, Lessor will cause either Lessor's architect or the general contractor, or both, to apply for the required permits and approvals to construct the Lessee's Work.

          (iii) Following Lessor's receipt of the required permits and approvals, Lessor's general contractor shall diligently pursue the construction of the Lessee's Work, subject to Paragraph 5(b)(iv) below and except to the extent that completion is delayed as a result of Lessee's request for any "Changes" (as hereinafter defined) or the construction of such Changes, if any, by Lessor or any "Lessee Delays" (as hereinafter defined) or events of force majeure hereunder or under Paragraph 14 of this Lease.

          (iv) Notwithstanding anything to the contrary set forth in Section 2 or elsewhere in this Lease, the "Commencement Date" of the Term shall be defined as, and shall be conclusively deemed to occur on, the date Lessor substantially completes the Lessee's Work in the Leased Premises (which shall occur on the date the Lessee's Work has passed final inspection by the applicable local governmental authority such that said authority will allow for Lessee's occupancy of same) and Lessor tenders exclusive possession of the Leased
                   ---
Premises to Lessee, excluding any minor items (e.g., "punch-list" type items)
                                               -----
which can be completed by Lessor with only minor interference to the conduct of Lessee's business in the Leased Premises. Once the Commencement Date is determined,

                                                                  Initials
                                                             -----------------
                                                             Lessor     Lessee

                                                                BP        RB


                                  Exhibit "C"
and in accordance with Section 2(b) of this Lease, Lessor and Lessee agree to confirm such date in writing, and Lessee's failure to confirm the Commencement Date, within twenty (20) days after Lessor's written request therefor, shall be conclusively deemed to be Lessee's approval of the Commencement Date set by Lessor.

     (v) Lessor hereby agrees to contribute to Lessee for the Lessee's Work an amount up to, but in no event to exceed, One Hundred Sixty-five Thousand
                                                 -------------------------------
and no/100 Dollars ($165,000.00) (the "Tenant Improvement Allowance"). The
------------------   ----------
Tenant Improvement Allowance shall be applied by Lessor, at Lessor's direction, against all costs related to or in connection with Lessor's preparation and revision of the Space Plan and the Final Plans, all permits and approvals, and the construction and completion of the Lessee's Work in the Leased Premises. Lessee hereby agrees that Lessee shall, within twenty (20) days after written demand by Lessor to Lessee, be obligated to pay for all costs related to or in connection with the Lessee's Work which are in excess of the Tenant Improvement Allowance. Lessee shall not be entitled to receive any payment or credit, or any off-set or deduction against any monetary obligation of Lessee under this Lease, for any portion of the Tenant Improvement Allowance which is not expended by Lessor hereunder for the Lessee's Work.

     (vi) If Lessee requests any change to the Final Plans after Lessee's approval of same and/or any change in Lessor's construction of the Lessee's Work (collectively, "Changes"), Lessor shall promptly give Lessee an estimate of the cost of such Changes and the resulting delay in the completion of the Lessee's Work. Within five (5) business days after Lessee's receipt of such written estimate from Lessor, Lessee shall give Lessor written notice indicating whether or not Lessee elects to proceed with any such Changes. If Lessee elects to proceed with such Changes, and if Lessor has reasonably approved such Changes, Lessor will make such Changes to the Lessee's Work. If Lessee elects not to proceed with such Changes or fails to timely notify Lessor of Lessee's election within such five (5) business day period, Lessor shall complete the Lessee's Work without making such Changes. Lessor shall not be responsible, in any manner whatsoever, for any delay caused by Lessee's requests for such Changes or the construction of such Changes. All costs related to any Changes shall be paid for by Lessee to Lessor within thirty (30) days after Lessee's receipt of Lessor's written demand therefor.

     (vii) In addition to Paragraph 14 of this Lease, if the performance by Lessor of any act required herein or under this Lease is prevented or delayed by reason of acts of God, fires, floods, earthquakes, weather, epidemics or any other force majeure delays, then Lessor shall be excused from performance for the time period equal to the time period of the prevention or delay.

     (viii) To the extent that the Commencement Date has not occurred because Lessor was delayed in substantially completing the Lessee's Work as a result of any of the following (collectively, "Lessee Delays"): Lessee's failure to complete any item on or before the due date, which is a responsibility of Lessee to complete or perform; Lessee's request for Changes or the construction of such Changes by Lessor; Lessee's request for materials, finishes or installations other than those Building-standard finishes normally provided by Lessor, as may be changed by Lessor from time to time; any delay by Lessee in making any payment to Lessor; and/or any act or failure to act by Lessee and/or Lessee's employees, agents, architects, independent contractors, consultants and/or any other persons performing, or required to perform, services on behalf of Lessee; then as soon as reasonably possible but in no event more than thirty (30) days after the occurrence of any Lessee Delays, Lessor shall notify Lessee in writing of such Lessee Delays. If Lessor promptly notifies Lessee hereunder of any Lessee Delays, then Lessor shall deliver to Lessee a reasonably detailed statement of the net number of days of Lessee Delays, determined on a critical path basis, and Lessee shall pay to Lessor, as Rent under this Lease, the product of the per diem monthly Basic Rent payable by Lessee for the Leased Premises multiplied by the number of days that such Lessee Delays caused the Commencement Date to be delayed, with such payment to be made by Lessee to Lessor along with Lessee's next monthly payment of Basic Rent under this Lease.

     (ix) In accordance with Paragraphs 1.4, 3.2, 3.3 and 54 of this Lease, Lessor agrees that within ten (10) days prior to the Commencement Date, Lessee may enter upon the Leased Premises in order to install Lessee's trade fixtures, furniture and equipment, and otherwise provide for Lessee's move into the Leased Premises (collectively, "Lessee's Fixturizing Work"). Notwithstanding the foregoing, Lessee's contractors installing phone, data and security systems may enter during the Lessor's Work period provided said contractors do not delay or disturb Lessor's Work and repair at their cost any damages they inflict upon Lessor's Work. Should Lessee elect to enter the Leased Premises hereunder to complete Lessee's Fixturizing Work, it is hereby agreed that Lessee, together with Lessee's employees, agents, independent contractors, suppliers and any other persons under Lessee's control (collectively, "Lessee's Personnel"), installing Lessee's Fixturizing Work in the Leased Premises, shall be subject to, and shall work under the direction of, Lessor and Lessor's general contractor for the construction of Lessee's Work. If, in the reasonable judgment of Lessor, the presence of Lessee's Personnel and the work that is being performed by Lessee's Personnel shall interfere with Lessor's construction or shall detrimentally affect Lessor's ability to comply with Lessor's commitment for completing the Lessee's Work or cause any labor and/or union difficulties, Lessor shall have the right to order any or all of Lessee's Fixturizing Work to cease upon twenty-four (24) hours prior written notice to Lessee and Lessee shall have Lessee's Personnel immediately remove from the Leased Premises all tools, equipment and materials. If Lessee elects to exercise Lessee's right of early entry hereunder, Lessee further agrees to: (A) pay for and provide certificates evidencing the existence and amounts of insurance required to be carried by Lessee and Lessee's Personnel, and otherwise comply with all of the terms, covenants and conditions of this Lease, (B) pay any and all utility and/or service charges allocated to Lessee by Lessor as a result of Lessee's Fixturizing Work, and (C) comply with all applicable federal, state and local laws, regulations, permits, and approvals, including all Environmental Laws, applicable to Lessee's Fixturizing Work. Notwithstanding anything to the contrary set forth herein, Lessee's early entry into the Leased Premises for the purposes of completing Lessee's Fixturizing Work, if at all, shall not be deemed a taking of possession of the Leased Premises by Lessee for the purposes of either setting the Commencement Date or signaling Lessor's substantial completion of the Lessee's Work.


                                                                   Initial
                                                             -------------------
                                                               Lessor   Lessee

                                                                 BP       RB

                                  Exhibit "C"

                           FIRST AMENDMENT TO LEASE
                           ------------------------

THIS AGREEMENT made this 14/th/ day of January, 2000

BETWEEN

     THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) (herein called "Lessor")
     -------------------------------------------------
OF THE FIRST PART,

and

     CARBITE, INC. A CALIFORNIA CORPORATION (herein called "Lessee") OF THE
     --------------------------------------
     SECOND PART.

     WHEREAS by an Agreement made the 29/th/ day of October, 1999 (the "Lease") between Lessor, and the Lessee, the Lessor did demise and lease unto the Lessee approximately 26,214 square feet at 9985 Huennekens St, San Diego, California 92121 (the "Leased Premises") for a four (4) year term to be computed from the 1st day of February, 2000, for a certain rent and subject to the covenants and conditions in the Lease;

     AND WHEREAS the Lessee has requested the Lessor increase the Tenant Improvement Allowance by means of a Seventy Thousand and no/100 Dollar ($70,000) loan to be amortized into the Base Rent at ten percent (10%) interest compounded annually.

     AND WHEREAS both Parties are in agreement to change the Commencement Date due to delays caused by the City Planning department.

     AND WHEREAS the Lessor and the Lessee have mutually agreed to amend the Lease to affect said loan and Commencement Date change.

     NOW for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged the Lessor and Lessee hereby agree as follows:

     1. It is hereby agreed and understood, due to delays caused by the City Planning Department and to no fault by either Party, the Lessor and Lessee hereby mutually agree to amend Paragraph 1.3 of the Lease such that the Commencement Date shall be March 1, 2000 and the Expiration Date shall be February 29, 2004. All dates referenced in the Lease affected by these changes shall hereby be amended accordingly.

     2. It is further agreed and understood that no Party is or shall be liable for any damages, real or perceived, relating to or caused by the delay.

     3. Lessor shall provide Lessee a Seventy Thousand and no/100 Dollars ($70,000) loan (the "Tenant Improvement Loan") to be used by the Lessee towards the Lessee's Owned Alterations. The Tenant Improvement Loan shall be paid by the Lessor to the Lessee in accordance with the provisions for payment of the Tenant Improvement Allowance.

     4. In consideration of the Tenant Improvement Loan, the Lessee shall pay an additional One Thousand Seven Hundred Seventy-five and 38/100 Dollars ($1,775.38) Per Month throughout the Term. The first payment shall commence March 1, 2000.

     5. Paragraphs 1.5 and 1.6(a) shall hereby be amended such that the Base Rent per month shall be: $21,960.38.

     6. The Rent Schedule per paragraph 49 shall hereby be deleted and replaced as follows:

                                                                  Initial
                                                            -------------------
                                                              Lessor   Lessee
                                                               MS        RB

--------------------------------------------------------------------------------
49.  BASE RENT INCREASE SCHEDULE:

     . Commencing on the 1/st/ day of March, 2001 and continuing until the 28/th/ day of February, 2002, the Base Rent shall be adjusted to $22,767.38 per month.

     . Commencing on the 1/st/ day of March, 2002 and continuing until the 28/th/ day of February, 2003, the Base Rent shall be adjusted to $23,605.38 per month.

     . Commencing on the 1/st/ day of March, 2003 and continuing until the 29/th/ day of February, 2004, the Base Rent shall be adjusted to $24,480.38 per month.

--------------------------------------------------------------------------------

     All other terms and conditions of the Lease shall remain in force.

            IN WITNESS WHEREOF the parties hereto have executed this Agreement.

               Lessor:
               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)

               By:  _________________________________________
                     Bruce R. Pearson, Real Estate Director

               Lessee:
               CARBITE, INC. A CALIFORNIA CORPORATION



               by:   /s/ Michael Spacciapolli
                    -----------------------------------------
                     Michael Spacciapolli, President


               by:   /s/ Randie Burrell
                    -----------------------------------------
                     Randie Burrell, Vice President




                                                             Initial
                                                       ------------------
                                                         Lessor   Lessee

                                                                    RB
                                                                    MS

                                  Page 2 of 2